Exhibit 10.1

AMENDMENT TO LOAN AGREEMENT

This Second Amendment, dated November 7, 2019 (the “Second Amendment”), to that certain Loan Agreement and Promissory Note, dated October 3, 2019, as amended on October 15, 2019 (collectively, the “Loan Agreement”) between SG Blocks, Inc. (“Lender’) and CPF GP 2019-1 LLC (the “Borrower”), is entered into by and between the Lender and Borrower. Capitalized terms used herein and not defined shall have the meanings set forth in the Loan Agreement.

WITNESSETH:

WHEREAS, the Lender and Borrower desire to amend the Loan Agreement to amend the Section entitled “Lender Advances” as set forth below.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

1.	The Section entitled “Lender Advances” is hereby deleted and replaced with the following:

“Lender Advances:

Lender shall make the first Advance in the amount of $500,000 no later than January 31, 2020.

Lender shall advance the remaining $250,000 no later than April 15, 2020.”

2.	The Loan Agreement, as amended by this Second Amendment, contains the entire agreement between the parties hereto regarding the subject matter thereof, and there are no agreements, warranties or representations which are not set forth therein or herein. This Second Amendment may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto.

3.	This Second Amendment shall be governed by and construed and enforced in accordance with the local laws of the State of Delaware applicable to agreements made and to be performed entirely within the State, without regard to conflict of laws principles.

4.	This Second Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

LENDER:		BORROWER:

SG BLOCKS, INC.		CPF GP 2019-1 LLC

By:	/s/ Paul M. Galvin	By:	/s/ Greg Jacobson
Name:	Paul M. Galvin	Name:	Greg Jacobson
Title:	Chief Executive Officer	Title:	Manager